Exhibit 99.2
Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data
June 30, 2014

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2014

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2014

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2014

Geographic Diversification

Consolidated Properties

As of June 30, 2014
State	# of Centers	GLA	% of GLA
South Carolina	5	1,576,888	14%
New York	2	1,478,808	13%
Pennsylvania	3	874,460	8%
Georgia	2	691,582	6%
Texas	2	619,621	5%
Delaware	1	564,593	5%
Alabama	1	557,014	5%
North Carolina	3	505,225	4%
New Jersey	1	489,762	4%
Tennessee	1	438,335	4%
Michigan	2	437,222	4%
Ohio	1	411,776	4%
Louisiana	1	318,666	3%
Missouri	1	302,922	3%
Utah	1	298,391	2%
Connecticut	1	289,898	2%
Iowa	1	277,230	2%
Oregon	1	270,212	2%
Illinois	1	250,439	2%
New Hampshire	1	245,698	2%
Florida	1	198,877	2%
Maryland	1	198,840	2%
California	1	171,300	1%
Maine	2	76,356	1%
Total	37	11,544,115	100%
Unconsolidated Joint Venture Properties

	# of Centers	GLA	Ownership %
Texas City, TX	1	352,705	50.00%
National Harbor, MD	1	338,786	50.00%
Glendale, AZ	1	331,744	58.00%
Wisconsin Dells, WI	1	265,086	50.00%
Bromont, QC	1	161,449	50.00%
Cookstown, ON	1	155,302	50.00%
Saint-Sauveur, QC	1	115,697	50.00%
Total	7	1,720,769

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2014

Property Summary - Occupancy at End of Each Period Shown

Consolidated properties
Location	Total GLA 6/30/14	% Occupied 6/30/14	% Occupied 3/31/14	% Occupied 12/31/13	% Occupied 9/30/13	% Occupied 6/30/13
Deer Park, NY	749,074	94%	92%	95%	95%	N/A
Riverhead, NY	729,734	99%	98%	100%	100%	99%
Rehoboth Beach, DE	564,593	100%	98%	100%	100%	97%
Foley, AL	557,014	98%	96%	97%	98%	95%
Atlantic City, NJ	489,762	93%	93%	96%	95%	94%
San Marcos, TX	441,821	100%	100%	100%	99%	99%
Sevierville, TN	438,335	100%	99%	99%	99%	99%
Myrtle Beach Hwy 501, SC	425,247	98%	98%	99%	100%	100%
Jeffersonville, OH	411,776	97%	95%	100%	100%	100%
Myrtle Beach Hwy 17, SC	402,791	100%	99%	100%	99%	99%
Pittsburgh, PA	372,958	100%	96%	100%	100%	100%
Commerce II, GA	370,512	100%	94%	99%	99%	99%
Charleston, SC	365,107	99%	98%	100%	100%	98%
Howell, MI	324,652	98%	98%	99%	99%	100%
Locust Grove, GA	321,070	99%	99%	100%	99%	100%
Mebane, NC	318,910	100%	99%	100%	100%	100%
Gonzales, LA	318,666	97%	98%	100%	100%	99%
Branson, MO	302,922	100%	99%	100%	100%	100%
Park City, UT	298,391	99%	97%	100%	99%	99%
Westbrook, CT	289,898	97%	99%	100%	99%	98%
Williamsburg, IA	277,230	100%	100%	100%	99%	99%
Lincoln City, OR	270,212	100%	99%	100%	99%	98%
Lancaster, PA	254,002	100%	99%	100%	100%	100%
Tuscola, IL	250,439	90%	90%	92%	95%	95%
Hershey, PA	247,500	100%	100%	100%	100%	100%
Tilton, NH	245,698	96%	98%	100%	100%	100%
Hilton Head II, SC	206,544	100%	97%	100%	100%	98%
Fort Myers, FL	198,877	90%	93%	94%	91%	88%
Ocean City, MD	198,840	99%	97%	100%	100%	97%
Terrell, TX	177,800	93%	97%	99%	99%	97%
Hilton Head I, SC	177,199	99%	98%	98%	99%	100%
Barstow, CA	171,300	100%	100%	100%	100%	95%
West Branch, MI	112,570	94%	98%	100%	98%	98%
Blowing Rock, NC	104,154	100%	100%	100%	100%	99%
Nags Head, NC	82,161	100%	100%	100%	100%	100%
Kittery I, ME	51,737	100%	100%	100%	100%	100%
Kittery II, ME	24,619	100%	100%	100%	100%	100%
Total	11,544,115	98%	97%	99%	99%	98%

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2014

Unconsolidated joint venture properties
Location	Total GLA 6/30/14	% Occupied 6/30/14	% Occupied 3/31/14	% Occupied 12/31/13	% Occupied 9/30/13	% Occupied 6/30/13
Deer Park, NY (1)	749,074	N/A	N/A	N/A	N/A	94%
Texas City, TX	352,705	99%	99%	100%	100%	97%
National Harbor, MD	338,786	97%	97%	99%	N/A	N/A
Glendale, AZ	331,744	99%	99%	100%	100%	97%
Wisconsin Dells, WI	265,086	100%	97%	100%	100%	100%
Bromont, QC	161,449	81%	81%	84%	93%	92%
Cookstown, ON	155,302	98%	98%	100%	95%	99%
Saint-Sauveur, QC	115,697	100%	100%	100%	100%	100%

(1)	The Company acquired a controlling interest in the Deer Park, NY center on August 30, 2013. The center is now reported above in the section labeled consolidated properties.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2014

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2014

Major Tenants (1)

Ten Largest Tenants as of June 30, 2014
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	84	903,879	7.8%
Dress Barn, Inc.	89	517,352	4.5%
Phillips-Van Heusen	94	471,376	4.1%
Nike	37	392,570	3.4%
VF Outlet, Inc.	45	392,278	3.4%
G-III Apparel	68	340,397	2.9%
Ann Taylor	49	334,229	2.9%
Polo Ralph Lauren	30	308,549	2.7%
Adidas	42	291,889	2.5%
Carter's	61	286,554	2.5%
Total of All Listed Above	599	4,239,073	36.7%

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2014

Lease Expirations as of June 30, 2014

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2014

Leasing Activity (1)

	3/31/2014	6/30/2014	9/30/2014	12/31/2014	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	75	36			111	118
Gross leasable area	272,801	112,392			385,193	385,793
New initial base rent per square foot	$29.43	$28.84			$29.26	$26.56
Prior expiring base rent per square foot	$23.96	$23.92			$23.95	$22.86
Percent increase	22.8%	20.6%			22.2%	16.2%

New straight line base rent per square foot	$32.14	$32.21			$32.16	$29.28
Prior straight line base rent per square foot	$23.66	$23.74			$23.68	$22.03
Percent increase	35.9%	35.8%			35.8%	32.9%

Renewed Space:
Number of leases	177	32			209	263
Gross leasable area	848,238	162,316			1,010,554	1,288,451
New initial base rent per square foot	$22.21	$20.73			$21.97	$22.31
Prior expiring base rent per square foot	$20.11	$19.18			$19.96	$19.93
Percent increase	10.5%	8.1%			10.1%	11.9%

New straight line base rent per square foot	$23.21	$21.38			$22.92	$23.12
Prior straight line base rent per square foot	$19.62	$19.55			$19.61	$19.51
Percent increase	18.3%	9.3%			16.9%	18.5%

Total Re-tenanted and Renewed Space:
Number of leases	252	68			320	381
Gross leasable area	1,121,039	274,708			1,395,747	1,674,244
New initial base rent per square foot	$23.97	$24.05			$23.98	$23.29
Prior expiring base rent per square foot	$21.05	$21.12			$21.06	$20.61
Percent increase	13.9%	13.9%			13.9%	13.0%

New straight line base rent per square foot	$25.38	$25.81			$25.47	$24.54
Prior straight line base rent per square foot	$20.60	$21.27			$20.73	$20.09
Percent increase	23.2%	21.3%			22.9%	22.1%

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2014

Consolidated Balance Sheets (dollars in thousands)

	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
ASSETS
Rental property
Land	$230,415	$230,415	$230,415	$230,417	$148,003
Buildings, improvements and fixtures	2,029,321	2,013,520	2,009,971	2,004,882	1,821,404
Construction in progress	37,553	20,848	9,433	4,375	2,531
	2,297,289	2,264,783	2,249,819	2,239,674	1,971,938
Accumulated depreciation	(691,339)	(671,807)	(654,631)	(636,035)	(618,644)
Total rental property, net	1,605,950	1,592,976	1,595,188	1,603,639	1,353,294
Cash and cash equivalents	13,240	16,906	15,241	10,482	5,450
Investments in unconsolidated joint ventures	210,131	171,040	140,214	136,922	162,094
Deferred lease costs and other intangibles, net	151,738	157,627	163,581	171,702	98,993
Deferred debt origination costs, net	9,652	10,276	10,818	7,275	7,921
Prepaids and other assets	77,905	81,068	81,414	71,943	69,205
Total assets	$2,068,616	$2,029,893	$2,006,456	$2,001,963	$1,696,957
LIABILITIES AND EQUITY
Liabilities
Debt
Senior, unsecured notes, net of discounts	$794,567	$794,407	$794,248	$548,247	$548,174
Unsecured term loans, net of discounts	267,180	267,141	267,104	267,065	259,528
Mortgages payable, including premiums	248,336	249,418	250,497	251,533	104,237
Unsecured lines of credit	91,200	46,900	16,200	259,000	213,100
Total debt	1,401,283	1,357,866	1,328,049	1,325,845	1,125,039
Construction trade payables	15,352	13,471	9,776	5,272	5,595
Accounts payable and accruals	39,411	46,401	49,686	48,400	34,806
Deferred financing obligation	28,388	28,388	28,388	28,388	—
Other liabilities	30,024	31,942	32,962	33,101	21,223
Total liabilities	1,514,458	1,478,068	1,448,861	1,441,006	1,186,663
Commitments and contingencies	—	—	—	—	—
Equity
Tanger Factory Outlet Centers, Inc.
Common shares	959	958	945	945	944
Paid in capital	797,286	793,059	788,984	785,515	771,265
Accumulated distributions in excess of net income	(276,224)	(272,085)	(265,242)	(262,173)	(294,237)
Accumulated other comprehensive income	(3,265)	(5,515)	(2,428)	1,179	1,343
Equity attributable to Tanger Factory Outlet Centers, Inc.	518,756	516,417	522,259	525,466	479,315
Equity attributable to noncontrolling interests
Noncontrolling interests in Operating Partnership	27,602	27,606	28,432	28,615	24,100
Noncontrolling interest in other consolidated partnerships	7,800	7,802	6,904	6,876	6,879
Total equity	554,158	551,825	557,595	560,957	510,294
Total liabilities and equity	$2,068,616	$2,029,893	$2,006,456	$2,001,963	$1,696,957

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2014

Consolidated Statements of Operations (dollars and shares in thousands)

		Three Months Ended				YTD
	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	6/30/14	6/30/13
REVENUES
Base rentals	$68,160	$66,976	$68,811	$64,301	$61,046	$135,136	$120,290
Percentage rentals	1,915	2,083	4,295	3,084	1,855	3,998	3,872
Expense reimbursements	29,452	31,542	31,110	27,414	25,824	60,994	51,130
Other income	2,749	2,241	3,186	3,104	2,290	4,990	4,412
Total revenues	102,276	102,842	107,402	97,903	91,015	205,118	179,704
EXPENSES
Property operating	33,629	36,027	34,227	29,863	28,821	69,656	56,956
General and administrative	10,761	10,722	9,879	9,754	9,914	21,483	19,486
Acquisition costs	—	7	240	532	252	7	431
Abandoned pre-development costs	—	1,596	—	—	—	1,596	—
Depreciation and amortization	25,197	26,063	27,063	24,223	22,172	51,260	44,460
Total expenses	69,587	74,415	71,409	64,372	61,159	144,002	121,333
Operating income	32,689	28,427	35,993	33,531	29,856	61,116	58,371
Interest expense	(14,582)	(14,920)	(13,790)	(12,367)	(12,583)	(29,502)	(25,459)
Gain on previously held interest in acquired joint venture	—	—	—	26,002	—	—	—
Income before equity in earnings of unconsolidated joint ventures	18,107	13,507	22,203	47,166	17,273	31,614	32,912
Equity in earnings of unconsolidated joint ventures	1,788	1,933	933	9,014	503	3,721	1,093
Net income	19,895	15,440	23,136	56,180	17,776	35,335	34,005
Noncontrolling interests in Operating Partnership	(1,028)	(803)	(1,208)	(2,787)	(859)	(1,831)	(1,648)
Noncontrolling interests in other consolidated partnerships	(17)	(21)	8	(99)	(29)	(38)	(30)
Net income attributable to Tanger Factory Outlet Centers, Inc.	18,850	14,616	21,936	53,294	16,888	33,466	32,327
Allocation to participating securities	(481)	(429)	(230)	(609)	(231)	(910)	(425)
Net income available to common shareholders	$18,369	$14,187	$21,706	$52,685	$16,657	$32,556	$31,902
Basic earnings per common share
Net income	$0.20	$0.15	$0.23	$0.56	$0.18	$0.35	$0.34
Diluted earnings per common share
Net income	$0.20	$0.15	$0.23	$0.56	$0.18	$0.35	$0.34
Weighted average common shares
Basic	93,800	93,580	93,408	93,368	93,331	93,690	93,232
Diluted	93,874	93,649	94,354	94,300	94,207	93,762	94,108

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2014

FFO and FAD Analysis (dollars and shares in thousands)

		Three Months Ended				YTD
	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	6/30/14	6/30/13
Funds from operations:
Net income	$19,895	$15,440	$23,136	$56,180	$17,776	$35,335	$34,005
Adjusted for -
Depreciation and amortization of real estate assets - consolidated properties	24,782	25,702	26,717	23,888	21,867	50,484	43,910
Depreciation and amortization of real estate assets - unconsolidated joint ventures	2,403	2,605	2,954	2,861	3,431	5,008	6,604
Gain on previously held interest in acquired joint venture	—	—	—	(26,002)	—	—	—
Funds from operations	47,080	43,747	52,807	56,927	43,074	90,827	84,519
FFO attributable to noncontrolling interests in other consolidated partnerships	(37)	(40)	(12)	(117)	(66)	(77)	(73)
Allocation to participating securities	(949)	(864)	(524)	(614)	(461)	(1,813)	(887)
Funds from operations available to common shareholders	$46,094	$42,843	$52,271	$56,196	$42,547	$88,937	$83,559
Funds from operations per share	$0.47	$0.43	$0.53	$0.57	$0.43	$0.90	$0.85
Funds available for distribution to common shareholders:
Funds from operations	$46,094	$42,843	$52,271	$56,196	$42,547	$88,937	$83,559
Adjusted for -
Corporate depreciation excluded above	415	361	346	335	305	776	550
Amortization of finance costs	554	553	399	594	598	1,107	1,201
Amortization of net debt discount (premium)	(92)	(89)	(119)	(254)	(252)	(181)	(513)
Amortization of share-based compensation	3,772	3,349	3,012	2,964	2,939	7,121	5,399
Straight line rent adjustment	(1,522)	(1,838)	(1,461)	(1,587)	(1,393)	(3,361)	(2,480)
Market rent adjustment	845	669	752	235	181	1,514	154
2nd generation tenant allowances	(2,876)	(3,378)	(5,081)	(4,435)	(5,442)	(6,254)	(7,327)
Capital improvements	(12,341)	(4,209)	(2,187)	(3,404)	(6,735)	(16,550)	(9,617)
Adjustments from unconsolidated joint ventures	(39)	(218)	47	(4,711)	(220)	(257)	(250)
Funds available for distribution	$34,810	$38,043	$47,979	$45,933	$32,528	$72,852	$70,676
Funds available for distribution per share	$0.35	$0.39	$0.48	$0.46	$0.33	$0.74	$0.71
Dividends paid per share	$0.240	$0.225	$0.225	$0.225	$0.225	$0.465	$0.435
FFO payout ratio	51%	52%	43%	40%	53%	52%	52%
FAD payout ratio	69%	58%	48%	50%	70%	63%	62%
Diluted weighted average common shs.	98,989	98,789	99,499	99,178	98,955	98,890	98,859

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2014

Unconsolidated Joint Venture Information

The following table details certain information as of June 30, 2014, except for Net Operating Income ("NOI") which is for the six months ended June 30, 2014, about various unconsolidated real estate joint ventures in which we have an ownership interest (dollars in millions):

Joint Venture	Center Location	Ownership %	Square Feet	Tanger's Share of Total Assets	Tanger's Share of NOI	Tanger's Share of Debt
Charlotte (1)	Charlotte, NC	50.0%	—	$34.2	$—	$—

Galveston/Houston	Texas City, TX	50.0%	352,705	39.4	2.5	32.5

National Harbor	National Harbor, MD	50.0%	338,786	52.1	2.6	31.0

RioCan Canada (2)	Various	50.0%	432,448	112.4	1.5	8.8

Savannah (1) (3)	Savannah, GA	50.0%	—	37.3	—	—

Westgate	Glendale, AZ	58.0%	331,744	43.1	2.3	26.6

Wisconsin Dells	Wisconsin Dells, WI	50.0%	265,086	15.0	1.1	12.1

Other				0.7	—	—

Total				$334.2	$10.0	$111.0

(1)	Center opened on July 31, 2014.

(2)
Includes a 155,302 square foot center in Cookstown, Ontario that was acquired in December of 2011, a 161,449 square foot center in Bromont, Quebec and a 115,697 square foot center in Saint-Sauveur, Quebec, both of which were acquired in November of 2012, as well as investments related to the construction and development of an outlet center in Ottawa, Ontario, an expansion of the outlet center in Cookstown, Ontario, and due diligence costs for additional potential sites in Canada.

(3)
Based on capital contribution and distribution provisions in the joint venture agreement, we expect our economic interest in the venture's cash flow to be greater than indicated in the Tanger Share column, which in this case, states our legal interest in this venture. Our economic interest may fluctuate based on a number of factors,including mortgage financing, partnership capital contributions and distributions, and proceeds from gains or losses of asset sales.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2014

Pro Rata Balance Sheet (dollars in thousands) as of June 30, 2014

	Consolidated	Noncontrolling interests	Company	Prorata portion unconsolidated joint ventures	Prorata balance sheet
ASSETS
Rental property
Land	$230,415	$(603)	$229,812	$34,020	$263,832
Buildings, improvements and fixtures	2,029,321	(8,437)	2,020,884	169,585	2,190,469
Construction in progress	37,553	(903)	36,650	116,525	153,175
	2,297,289	(9,943)	2,287,346	320,130	2,607,476
Accumulated depreciation	(691,339)	972	(690,367)	(19,174)	(709,541)
Total rental property, net	1,605,950	(8,971)	1,596,979	300,956	1,897,935
Cash and cash equivalents	13,240	(550)	12,690	14,783	27,473
Investments in unconsolidated joint ventures	210,131	(533)	209,598	(209,598)	—
Deferred lease costs and other intangibles, net	151,738	(785)	150,953	11,820	162,773
Deferred debt origination costs, net	9,652	—	9,652	1,761	11,413
Prepaids and other assets	77,905	3,039	80,944	12,226	93,170
Total assets	$2,068,616	$(7,800)	$2,060,816	$131,948	$2,192,764
LIABILITIES AND EQUITY
Liabilities
Debt
Senior, unsecured notes, net of discounts	$794,567	$—	$794,567	$—	$794,567
Unsecured term loans, net of discounts	267,180	—	267,180	—	267,180
Mortgages payable, including premiums	248,336	—	248,336	110,972	359,308
Unsecured lines of credit	91,200	—	91,200	—	91,200
Total debt	1,401,283	—	1,401,283	110,972	1,512,255
Construction trade payables	15,352	—	15,352	13,971	29,323
Accounts payable and accruals	39,411	—	39,411	7,005	46,416
Deferred financing obligation	28,388	—	28,388	—	28,388
Other liabilities	30,024	—	30,024	—	30,024
Total liabilities	1,514,458	—	1,514,458	131,948	1,646,406
Commitments and contingencies	—	—	—	—	—
Equity
Tanger Factory Outlet Centers, Inc.
Common shares	959	—	959	—	959
Paid in capital	797,286		797,286	—	797,286
Accumulated distributions in excess of net income	(276,224)	—	(276,224)	—	(276,224)
Accumulated other comprehensive income	(3,265)	—	(3,265)	—	(3,265)
Equity attributable to Tanger Factory Outlet Centers, Inc.	518,756	—	518,756	—	518,756
Equity attributable to noncontrolling interests
Noncontrolling interests in Operating Partnership	27,602	—	27,602	—	27,602
Noncontrolling interest in other consolidated partnerships	7,800	(7,800)	—	—	—
Total equity	554,158	(7,800)	546,358	—	546,358
Total liabilities and equity	$2,068,616	$(7,800)	$2,060,816	$131,948	$2,192,764

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2014

Pro Rata Statement of Operations (dollars in thousands) year to date June 30, 2014

	Consolidated	Noncontrolling interests	Company	Prorata portion unconsolidated joint ventures	Prorata statement of operations
REVENUES
Base rentals	$135,136	$(289)	$134,847	$10,456	$145,303
Percentage rentals	3,998	(4)	3,994	430	4,424
Expense reimbursements	60,994	(107)	60,887	5,328	66,215
Other income	4,990	(3)	4,987	695	5,682
Total revenues	205,118	(403)	204,715	16,909	221,624
EXPENSES
Property operating	69,656	(136)	69,520	6,794	76,314
General and administrative	21,483	(3)	21,480	87	21,567
Acquisition costs	7	—	7	—	7
Abandoned pre-development costs	1,596	—	1,596	—	1,596
Depreciation and amortization	51,260	(193)	51,067	4,974	56,041
Total expenses	144,002	(332)	143,670	11,855	155,525
Operating income	61,116	(71)	61,045	5,054	66,099
Interest expense	(29,502)	61	(29,441)	(1,361)	(30,802)
Income before equity in earnings of unconsolidated joint ventures	31,614	(10)	31,604	3,693	35,297
Equity in earnings of unconsolidated joint ventures	3,721	(28)	3,693	(3,693)	—
Net income	35,335	(38)	35,297	—	35,297
Noncontrolling interests in Operating Partnership	(1,831)	—	(1,831)	—	(1,831)
Noncontrolling interests in other consolidated partnerships	(38)	38	—	—	—
Net income attributable to Tanger Factory Outlet Centers, Inc.	33,466	—	33,466	—	33,466
Allocation to participating securities	(910)	—	(910)	—	(910)
Net income available to common shareholders	$32,556	$—	$32,556	$—	$32,556

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2014

External Growth Pipeline Summary As of June 30, 2014

Project/Market	Approximate Square Feet (000s)	Projected Total Net Cost (millions)	Cost Incurred to Date (in millions)	Tanger Ownership Percentage	Projected Return	Projected Opening

UNITED STATES:
New development
Charlotte, NC	400	$90.9	$65.9	50%	10.5% - 11.5%	July 31, 2014
Foxwoods, Mashantucket, CT (1)	314	$118.0	$35.2	67%	(2)	2Q 2015
Savannah, GA (1)	385	$110.0	$39.8	50%	(2)	2Q 2015
Grand Rapids, MI	350	$76.5	$2.2	100%	(2)	2H 2015
Columbus, OH	350	$87.6	$1.3	50%	(2)	2H 2015
Expansions
Park City, UT	21	$6.7	$0.7	100%	8.5% - 9.5%	4Q 2014
Branson, MO	25	$7.8	$1.1	100%	10.5% - 11.5%	4Q 2014
Glendale, AZ (Westgate)	65	$20.1	$1.9	58%	6.5% - 7.5%	4Q 2014
CANADA:
New development
Kanata, ON (Ottawa)	316	$117.4	$64.3	50%	6.5% - 7.5%	4Q 2014
Expansions
Cookstown, ON (N. Toronto)	153	$72.7	$29.4	50%	5.5% - 6.5%	4Q 2014

(1)
Based on capital contribution and distribution provisions in the joint venture agreement, we expect our economic interest in the venture's cash flow to be greater than indicated in the Tanger Ownership Percentage column, which in this case, states the company's legal interest in this venture. The company's economic interest may fluctuate based on a number of factors, including mortgage financing, partnership capital contributions and distributions, and proceeds from gains or losses of asset sales.

(2)		While actual returns for individual projects may vary, the company's current targeted stabilized return on cost for development projects is 9% - 11% in the US.
The company's estimates, projections and judgments with respect to approximate size, projected total cost, Tanger ownership percentage, projected opening date, and projected return on cost for development and expansion projects are subject to adjustment prior to and during the development process. Projected total cost shown net of outparcel sales. There are risks inherent to real estate development, some of which are not under the direct control of the company. Please refer to the company's filings with the Securities and Exchange Commission on Form 10-K and Form 10-Q for a discussion of these risks.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2014

Debt Outstanding Summary (dollars in thousands)

As of June 30, 2014
	Principal Balance	Stated Interest Rate	Effective Interest Rate	Maturity Date
Unsecured debt:
Unsecured lines of credit (1)	$91,200	LIBOR + 1.00%		10/24/2017
2015 Senior unsecured notes	250,000	6.150%	6.150%	11/15/2015
2020 Senior unsecured notes	300,000	6.125%	6.219%	6/1/2020
2023 Senior unsecured notes	250,000	3.875%	4.076%	12/1/2023
Unsecured term loan (2)	250,000	LIBOR + 1.05%		2/23/2019
Unsecured term note	7,500	LIBOR + 1.30%		8/28/2017
Unsecured note	10,000	1.50%	3.153%	6/30/2016
Net debt discounts	(5,753)
Total unsecured debt	$1,152,947
Secured mortgage debt:
Atlantic City, NJ (including premium of $3,893) (3)	$51,177	5.14% - 7.65%	5.05%	11/15/2021 - 12/15/2026
Deer Park, NY (net of discount of $1,319) (4)	148,681	LIBOR + 1.50%	2.80%	8/30/2018
Hershey, PA (including premium of $698) (3)	30,321	5.17% - 8.00%	3.40%	8/1/2015
Ocean City, MD (including premium of $146) (3)	18,157	5.24%	4.68%	1/6/2016
Total secured mortgage debt	$248,336
Tanger's share of unconsolidated JV debt:
Galveston/Houston (5)	$32,500	LIBOR + 1.50%		7/01/2017
National Harbor (6)	31,000	LIBOR + 1.65%		5/16/2016
RioCan Canada (including premium of $533) (7)	8,788	5.10% - 5.75%	3.93% - 4.18%	6/22/2015 - 5/10/2020
Savannah (8)	—	LIBOR + 1.65%		5/21/2017
Westgate (9)	26,559	LIBOR + 1.75%		6/27/2015
Wisconsin Dells (10)	12,125	LIBOR + 2.25%		12/17/2022
Total Tanger's share of unconsolidated JV debt	$110,972

(1)
The Company has an unsecured, syndicated credit line with a borrowing capacity totaling $500.0 million and a separate cash management line of credit with a borrowing capacity of $20.0 million with one of the participants in the syndication. Both lines expire on October 24, 2017 with the option to further extend the maturity for one additional year. Facility fees of 15 basis points annually are charged in arrears based on the full amount of the commitment.

(2)
On July 2, 2014, the credit agreement for the unsecured term loan due February 23, 2019 was amended and restated to change the interest rate from LIBOR + 1.60% to LIBOR + 1.05%, and the prepayment penalty was removed.

(3)	Represents mortgages assumed in the acquisitions of various properties owned by joint ventures which are consolidated for financial reporting purposes.

(4)
On August 30, 2013, as part of the acquisition of a controlling interest in Deer Park, we assumed an interest-only mortgage loan that has a 5 year term and carries an interest rate of LIBOR + 1.50%. In October 2013, we entered into interest rate swap agreements that fix the base LIBOR rate at an average of 1.30%, creating a contractual interest rate of 2.80%.

(5)
In July 2013, the joint venture closed on a $70.0 million mortgage loan with a maturity date of July 1, 2017, with the option to extend the maturity for one additional year. As of June 30, 2014, the balance on the loan was $65 million.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2014

(6)	In May 2013, the joint venture closed on a construction loan with the ability to borrow up to $62.0 million. As of June 30, 2014, the balance on the loan was $62.0 million.

(7)
Represents the mortgages assumed related to the acquisition of the Saint-Sauveur, Quebec property by the RioCan co-owners in November 2012. The mortgages have a principle balance of $16.5 million and carry a weighted average interest rate of 5.7% and mature in 2015 and 2020, respectively.

(8)	In May 2014, the joint venture closed on a construction loan with the ability to borrow up to $97.7 million. As of June 30, 2014, there was no balance on the loan.

(9)
In May 2014 the joint venture amended and restated the original construction loan from June 2012. The amended and restated construction loan provides the joint venture with the ability to borrow up to $62.0 million. As of June 30, 2014, the balance on the loan was $45.8 million.

(10)
In December 2012, the joint venture closed on the refinance of its $24.3 million mortgage loan which had an initial maturity date of December 17, 2012. The refinanced interest-only, non-recourse mortgage loan has a 10 year term.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2014

Future Scheduled Principal Payments (dollars in thousands)

As of June 30, 2014
Year	Tanger Consolidated Payments	Tanger's Share of Unconsolidated JV Payments	Total Scheduled Payments
2014	$1,823	$165	$1,988
2015	282,343	26,882	309,225
2016	30,283	32,114	62,397
2017 (1)	101,708	32,838	134,546
2018	153,183	357	153,540
2019	253,369	378	253,747
2020	303,566	5,580	309,146
2021	5,793	—	5,793
2022	4,436	12,125	16,561
2023	254,768	—	254,768
2024 & thereafter	12,346	—	12,346
	$1,403,618	$110,439	$1,514,057
Net Discount on Debt	(2,335)	533	(1,802)
	$1,401,283	$110,972	$1,512,255
Senior Unsecured Notes Financial Covenants (2)

As of June 30, 2014
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	<60%	49%	Yes
Total Secured Debt to Adjusted Total Assets	<40%	9%	Yes
Total Unencumbered Assets to Unsecured Debt	>150%	179%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	>1.5	4.45	Yes

(1)	Includes balances of $91.2 million outstanding under the company's unsecured lines of credit.

(2)
For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2014

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:	(336) 834-6892
Fax:	(336) 297-0931
e-mail:	tangermail@tangeroutlet.com
Mail:	Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408

Supplemental Operating and Financial Data for the
Quarter Ended 6/30/2014